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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Form 8-K of Mission Resources Corporation, dated May 16, 2001, of our report dated March 1, 2001 relating to the financial statements of Bargo Energy Company.


/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP


Houston, TX
May 23, 2001